EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Goliath Film and Media Holdings (the “Company”) on Form 10-Q for the period ended January 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lamont Roberts, President of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 11, 2014

By:	/s/ Lamont Roberts
Lamont Roberts
President (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Goliath Film and Media Holdings and will be retained by Goliath Film and Media Holdings and furnished to the Securities and Exchange Commission or its staff upon request.